SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2006

CYBERTEL CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-26913	86-0862532
(Commission File Number)	(I.R.S. Employer Identification No.)

9444 Waples Street, Suite 290
San Diego, CA 92121
(Address of principal executive offices, including zip code)

(858) 646-7410
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14(d)-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

Financial statements of HBLN Services, LLC and consolidated pro forma financial information on the Company following the acquisition of assets described in the Form 8-K , Item 1.01, filing dated August 18, 2006 by Cybertel to amend the original filing dated July 5, 2006 are provided as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
  HBLN Services, Inc.
Atlanta, Georgia

We have audited the accompanying balance sheets of HBLN Services, LLC as of March 31, 2006 and the related statements of income, member’s equity, and cash flows for the years ended March 31, 2006 and 2005. These financial statements are the responsibility of HBLN’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HBLN as of March 31, 2006, and the results of its operations and its cash flows for the years ended March 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

By:	/s/ Malone & Bailey, PC
Malone & Bailey, PC
www.malone-bailey.com Houston, Texas June 22, 2006

HBLN SERVICES, LLC
D/B/A HENLEY & ASSOCIATES
BALANCE SHEET
March 31, 2006

ASSETS

Current Assets
Cash and cash equivalents	$7,670
Accounts receivable, net	20,409
Loans to employees	162

Total Current Assets	28,241

Property and Equipment
Vehicle	36,585
Computer equipment	7,998
44,583
Less: Accumulated depreciation	(16,520)

Total Property and Equipment	28,063

TOTAL ASSETS	$56,304

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities
Accounts payable	$4,904
Accrued liabilities	4,443
Current maturity of member note payable	5,752

Total Current Liabilities	15,099

Long - Term Liabilities
Member note payable	12,041

Commitments	-

Member’s Equity
Member’s capital	500
Retained earnings	28,664

Total Member’s Equity	29,164

TOTAL LIABILITIES AND MEMBER’S EQUITY	$56,304

See accompanying summary of significant accounting policies and notes to financial statements.

HBLN SERVICES, LLC
D/B/A HENLEY & ASSOCIATES
STATEMENTS OF INCOME
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

	2006	2005 .
Consulting Activity
Consulting income	$288,096	$410,892

Consulting cost	246,093	269,114

Gross Profit	42,003	141,778

Operating Expense
Bad debt	2,400	-
Depreciation	8,917	6,449
General and administrative	22,354	29,027

Total operating expense	33,671	35,476

Net Income from Operations	8,332	106,302

Other Expense
Interest expense	324	226

Net Income	$8,008	$106,076

See accompanying summary of significant accounting policies and notes to financial statements.

HBLN SERVICES, LLC
D/B/A HENLEY & ASSOCIATES
STATEMENT OF MEMBER’S EQUITY

	Member	Retained
	Units	Earnings	Total

Balance - March 31, 2004	$500	$31,449	$31,949

Distributions to member	-	(76,004)	(76,004)

Net Income	-	106,076	106,076

Balance - March 31, 2005	500	61,521	62,021

Distributions to member	-	(40,865)	(40,865)

Net Income	-	8,008	8,008

Balance - March 31, 2006	$500	$28,664	$29,164

See accompanying summary of significant accounting policies and notes to financial statements.

HBLN SERVICES, LLC
D/B/A HENLEY & ASSOCIATES
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31, 2006 AND 2005
	2006	2005
Cash Flows From Operating Activities
Net income	$8,008	$106,076
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Depreciation	8,917	6,449
Bad debt	2,400	-
(Increase) decrease in assets
Accounts receivable	22,998	(21,890)
Due from affiliated companies	7,844	(7,844)
Due from employees	(162)	-
Other current assets	-	150
Increase (decrease) in liabilities
Accounts payable	(1,732)	2,415
Accrued liabilities	3,794	(241)

Net Cash Provided By Operating Activities	52,067	85,115

Cash Flows From Investing Activities
Purchase of property and equipment	-	(39,407)

Cash Flows From Financing Activities
Proceeds from member note payable	-	26,585
Principal payments on member note payable	(5,283)	(3,509)
Dividends paid to sole member	(40,865)	(76,004)

Net Cash Used In Financing Activities	(46,148)	(52,928)

Net Increase (Decrease) in Cash and Cash Equivalents	5,919	(7,220)

Cash and Cash Equivalents - Beginning of Year	1,751	8,971

Cash and Cash Equivalents - End of Year	$7,670	$1,751

Supplemental Disclosures of Cash Flow Information

Cash paid for interest	$324	$226
See accompanying summary of significant accounting policies and notes to financial statements.

HBLN SERVICES, LLC
D/B/A HENLEY & ASSOCIATES
NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

HBLN Services, LLC (HBLN) is a single member limited liability company formed in Georgia on November 2, 1999. HBLN consults operators of communications networks on financial, business operations and engineering needs. Key employees and skilled subcontractors are engaged to deliver these services under contracts billed in recurring retainers, fixed-fee and hourly billing methods depending on the engagement. Business is developed through referrals, publication of informational articles in industry news and by attending and speaking at industry trade shows. HBLN’s business activities are conducted in the Eastern United States.

HBLN’s fiscal year ends March 31.

Management’s Estimates and Assumptions - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates.

Cash and Cash Equivalents — HBLN considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents Cash equivalents consist of highly liquid investments with original maturities of three months or less.

Accounts Receivable - Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is HBLN’s best estimate of the amount of probable credit losses in the company’s existing accounts receivable. A considerable amount of judgment is required in assessing the realization of receivables. Relevant assessment factors include the creditworthiness of the customers, prior collection history with the customer and related aging of past due balances. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. Account balances are charged off against the allowance after all means of collection are exhausted and the potential for recovery is considered remote. The allowance requirements are based on the most current facts available and are re-evaluated and adjusted on a regular basis and as additional information is received.

As of March 31, 2006, management estimated an allowance of $2,400.

Concentration of Credit Risk— Financial instruments which potentially subject HBLN to concentrations of credit risk consist principally of accounts receivable and temporary cash investments.  Exposure to losses on receivables is principally dependent on each customer’s financial condition.  HBLN controls its exposure to credit risk through credit approvals, credit limits and monitoring procedures and establishes allowances for anticipated losses. HBLN’s cash balance includes bank deposits and short-term cash investments that are, from time to time, in excess of federally insured limits. Accordingly, the Federal Deposit Insurance Corporation did not insure significant balances throughout the year, in cash and cash equivalents on the accompanying balance sheet. As of March 31, 2006, HBLN had no cash balances that exceeded the federally insured limits.

For the years ended March 31, 2006 and 2005, HBLN derived 87% and 76% of its revenues, respectively, from two customers, indicating significant customer concentration risk with our revenues.

Fair Market Value of Financial Instruments — The estimated fair value of cash and cash equivalents, accounts payable, accrued expenses and other liabilities approximate their carrying amounts in the financial statements.

Revenue Recognition -. Revenue is recognized when earned, which occurs when persuasive evidence of an arrangement exists, services have been rendered, the price to the customer is determinable, and collectibility is reasonably assured.

Property and Equipment - Property and equipment is stated at cost. Additions are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is provided on the straight-line method using estimated lives as follows:

Vehicle	5 years
Computer equipment	5 years

Impairment of Long-Lived Assets - HBLN reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. HBLN assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value.

Income Taxes — Income taxes are not provided for in the financial statements because HBLN has elected to be taxed as a pass-through entity under Subchapter S of the U.S. Internal Revenue Code. HBLN’s member, who is responsible for any resulting income tax liabilities, reports HBLN’s taxable income. Accordingly, the accompanying financial statements do not include a provision for federal income taxes.

Recently Issued Accounting Pronouncements - HBLN does not expect the adoption of any recently issued accounting pronouncements to have a significant impact on their results of operations, financial position or cash flow.

2. MEMBER NOTE PAYABLE AND RELATED PARTY TRANSACTION

As of March 31, 2006, HBLN’s member note payable was $17,793. Interest is payable monthly at a rate of 0.4713%. The total interest paid to the member during fiscal 2006 and 2005 was $88 and $177, respectively. This note is collateralized by HBLN’s vehicle.

Future maturities of the member note payable are as follows:

2007	$5,752
2008	5,336
2009	5,361
2010	1,344

$17,793

For the year ended March 31, 2005, HBLN had a non-interest bearing loan receivable from an affiliate company for $7,844. The member of HBLN is the 100% owner of both companies. During fiscal 2006, the loan was repaid in full. .

3. EQUITY

For the years ended March 31, 2006 and 2005, HBLN had $76,004 and $40,865, respectively in dividend distributions to the sole member.

4. COMMITMENTS

HBLN has no lease commitments for the years ended March 31, 2006 and 2005. HBLN is using office space provided by the sole member on a rent-free, month to month basis.

5. SUBSEQUENT EVENTS

Reorganization and incorporation - On April 17, 2006, HBLN was re-incorporated in Georgia as a regular corporation by the authorization of 100,000 shares of common stock. 100 shares were issued to the former member of HBLN in exchange for his original 100% interest in the limited liability company.

Stock exchange agreement - On June 30, 2006, HBLN was purchased by Cybertel Capital Corp. (CBCL), a Nevada corporation in exchange for 500,000 shares of CBCL Series C convertible preferred stock issued to HBLN’s sole stockholder. Each share of Series C preferred stock will convert into $2.00 of CBCL common at the option of the former HBLN shareholder after a 2 year period. The number of common shares convertible will be dependent upon the market price per share at the time of conversion. The conversion option related to the Series C preferred stock was evaluated for derivative accounting treatment under SFAS 133, Accounting for Derivative Instruments and Hedging Activities. CBCL determined the economic characteristics and risks of the conversion option were clearly and closely related to the preferred stock such that the preferred stock is non-redeemable, non-callable and contain voting rights. Therefore, derivative accounting is not applicable for the conversion option.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

On June 30, 2006, Cybertel Capital Corp. (“CBCL”) acquired a 100% interest in HBLN Services Inc. (“HBLN”), a Georgia Corporation, in exchange for 500,000 shares of CBCL Series C Preferred Stock pursuant to a Stock Exchange Agreement dated March 31, 2006. As a consequence of such transaction, HBLN has become a wholly-owned subsidiary of CBCL. For accounting purposes, the acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of March 31, 2006.

The unaudited pro forma financial statements presented herein are for illustrative purposes only.  The pro forma adjustments are based upon currently available information and certain estimates and assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of HBLN.  The unaudited pro forma financial statements are not necessarily indicative of the results that actually would have occurred if we had completed the acquisition and the offering on the dates indicated. In addition, the pro forma financial statements are not necessarily indicative of the results of our future operations.

Pro forma Balance Sheet

	CYBERTEL	HBLN
ASSETS	December 31, 2005	March 31, 2006	Adjustment		Pro Forma
Current Assets
Cash and cash equivalents	$1,186	$7,670	$-		$8,856
Accounts receivable	8,996	20,409	-		29,405
Inventory	-	-	-		-
Other Current Assets	-	162	-		162
Total Current Assets	10,182	28,241	-		38,423
Property and equipment, net	-	28,063	-		28,063
Customer List	-	-	194,399	(1)	194,399
Goodwill	-	-	349,148	(1)	349,148
Deposits - Long Term	5,087	-	-		5,087
Total Assets	$15,269	$56,304	$543,547		$615,120

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts payable and accrued liabilities	$995,987	$9,347	$-		$1,005,334
Due to related party current portion	170,428	5,752	-		176,180
Total Current Liabilities	1,166,415	15,099	-		1,181,514

Long Term Liabilities
Due to related party - long-term	-	12,041	-		12,041
Total Liabilities	1,166,415	27,140	-		1,193,555

Stockholders’ Deficit
Series A convertible preferred stock, $.001 par; 5,000 shares authorized, 429 shares issued and outstanding	-	-	-		-
Series B voting preferred stock, $.001 par; 50,000,000 shares authorized, 50,000,000 shares issued and outstanding	50,000	-	-		50,000
Series C Preferred Stock, $2.00 par; 1,000,000 shares authorized, 500,000 shares issued and outstanding	-	-	1,000,000	(1)	1,000,000
Common stock, $.001 par; 10,000,000,000 shares authorized, 6,205,184 shares issued and outstanding	6,205	-	-		6,205
Common stock, $1.00 par value, 1,000,000 shares authorized, 100 shares issued and outstanding	-	100	(100)	(1)	-
Additional Paid In Capital	20,758,362	400	(400)	(1)	20,331,073
			(427,289)	(1)
Accumulated earnings /(deficit)	(21,965,713)	28,664	(28,664)	(1)	(21,965,713)
Total Stockholders' Deficit	(1,151,146)	29,164	543,547		(578,435)
Total Liabilities and Stockholders’ Deficit	$15,269	$56,304	$543,547		$615,120

Pro forma Statement of Operations

	CYBERTEL	HBLN
	Twelve months ended
	December 31, 2005	March 31, 2005	Pro Forma
Revenues	$60,295	$288,096	$348,391
Cost of goods sold	27,876	246,093	273,969
Gross profit	32,419	42,003	74,422

EXPENSES
Selling, general and administrative	1,263,512	24,754	1,288,266
Depreciation and amortization	2,308	8,917	11,225
Total operating expenses	1,265,820	33,671	1,299,491

Operating income (loss)	(1,233,401)	8,332	(1,225,069)

OTHER INCOME (EXPENSE)
Interest & other income	5,791	-	5,791
Interest expense	(19,128)	(324)	(19,452)
Gain on forgiveness of debt	330,686	-	330,686
Total other income (expense)	317,349	(324)	317,025

Net income (loss) before taxes	(916,052)	8,008	(908,044)

Income taxes	1,600	-	1,600

Net income (loss) from continued operations	(917,652)	8,008	(909,644)

Loss from discontinued operations	(129,111)	-	(129,111)

Net income (loss)	(1,046,763)	8,008	(1,038,755)

Preferred stock dividend	(28,491)	-	(28,491)

Net income (loss) attributable to common stockholders	$(1,075,254)	$8,008	$(1,067,246)

The pro forma adjustments are as follows:
(1)
To reflect the purchase price of $572,711, based on the fair value of HBLN assets and liabilities acquired. Management believes the carrying value of $29,164 approximates the fair market value of HBLN’s net assets at March 31, 2006 with an additional $194,399 of value allocated to customer lists. Issuance of 500,000 Series C Preferred Shares for 100% interest in HBLN.

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

1.	Basis of Presentation

The unaudited Pro Forma Statement of Operations for for CBCL and HBLN include the unaudited historical results of operations for CBCL for the twelve months ended December 31, 2005 and for HBLN for the twelve months ended March 31, 2006, adjusted for the pro forma effects of the acquisition assuming the acquisition occurred on the first day of each entity’s fiscal year: January 1, 2005 for CBCL and April 1, 2005 for HBLN.

The unaudited Pro Forma Balance Sheet included the unaudited position of CBCL as of December 31, 2005 and HBLN as of March 31, 2006, assuming the acquisition occurred on each respective entity’s fiscal year end, adjusted for the pro forma effects of the acquisition.

PART II - OTHER INFORMATION

Item 1.           Legal Proceedings - None

Item 2.           Sales of Equity Securities - None

Item 3.           Defaults upon Senior Securities - None

Item 4.           Submission of Matters to a Vote of Security Holders - None

Item 5.           Other Information - None

Item 6.           Exhibits and Reports on Form 8-K

Reports on Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 18th day of August, 2006.

C	Cybertel Capital Corp.

/s/ James Wheeler

James Wheeler
Chief Executive Officer, President and Director

Exhibit 31.1

CERTIFICATIONS

I, James Wheeler, certify that:

1.                     I have reviewed the annual report, the quarterly report and the pro forma financial statements reported on Form 8-K of Cybertel Capital Corp.

2.                     Based on my knowledge, these reports and pro forma financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by these reports;

3.                     Based on my knowledge, the financial statements, and other financial information included in these reports, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in these reports;

4.                     The small business issuer’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a)                          Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer,  including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)                         Designed such internal control over financial reporting,, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting;

c)                          Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in these reports our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by these reports based on such evaluation; and

d)                         Disclosed in these reports any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.               The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation, of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent function):

a)                          All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)                         Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: August 18, 2006

/s/ James Wheeler
James Wheeler
Chief Executive Officer, President and Director

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for the period for the fiscal years ending March 31, 2005 and 2006 and the Pro Forma Balance Sheet of Cybertel Capital Corp on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, James Wheeler, Chief Executive Officer of the Company, certify that:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2006

/s/ James Wheeler
James Wheeler
Chief Executive Officer, President and Director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.